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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 9, 2003
                        (DATE OF EARLIEST EVENT REPORTED)





                            THE NAUTILUS GROUP, INC.
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             (Exact name of registrant as specified in its charter)



        Washington                 000-25867                    94-3002667
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(State or other jurisdiction      (Commission                (I.R.S. Employer
    of incorporation)             File Number)              Identification No.)



                              1400 NE 136th Avenue
                           Vancouver, Washington 98684
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              (Address of principal executive offices and zip code)



                                 (360) 694-7722
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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
                            THE NAUTILUS GROUP, INC.
                                    FORM 8-K





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         The following exhibit is furnished herewith and this list constitutes the exhibit index:

         Exhibit No.         Description
         -----------         -----------

            99 The Nautilus Group, Inc. Press Release, dated July 9, 2003, revising second quarter and 2003 earnings estimates.




ITEM 9.  REGULATION FD DISCLOSURE

         On July 9, 2003, The Nautilus Group, Inc. issued a press release revising second quarter and 2003 earnings estimates. A copy of the press release is attached as Exhibit 99.

         This information set forth under "ITEM 9. REGULATION FD DISCLOSURE" is intended to be furnished under "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION" in accordance with SEC Release No. 33-8216.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE NAUTILUS GROUP, INC.
                                       (Registrant)


July 9, 2003                           By: /s/ Rod W. Rice
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  (Date)                                   Rod W. Rice, Chief Financial Officer,
                                           Treasurer and Secretary





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